Stock options (Details 2) - Stock Option [Member] - $ / shares	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Expected dividends paid per common share	$ 0	$ 0	$ 0
Expected life in years	5 years	5 years
Expected volatility in the price of common shares	65.00%	85.00%	0.00%
Risk free interest rate	1.75%	0.75%	0.00%
Weighted average fair market value per share at grant date	$ 0.59	$ 0.00	$ 0.99
Intrinsic (or "in-the-money") value per share of options exercised	$ 0.33	$ 0.00	$ 0.45